EMPLOYMENT AGREEMENT


      This Agreement, effective the 26 day of December, 2000(the "Effective Date"), by and between IBP, inc., a Delaware corporation (hereinafter referred to as "Employer"), and Craig J. Hart (hereinafter referred to as "Employee").

                         WITNESSETH:
     WHEREAS, Employer is engaged in a very competitive business, where the development and retention of extensive trade secrets and proprietary information is critical to future business success; and
     WHEREAS, Employee, by virtue of its employment with Employer, is involved in the development of, and has access to, this critical business information which information, if it were to get into the hands of competitors of Employer, could do substantial business harm to Employer; and
     WHEREAS, Employer has advised Employee that agreement to the terms of this Agreement, and specifically the non-compete and non-solicitation paragraphs, is an integral part of this Agreement, and Employee acknowledges the importance of the non-compete and non-solicitation paragraphs, and having reviewed the agreement as a whole, is willing to commit to the restrictions as set forth herein;
     NOW, THEREFORE, Employer and Employee, in consideration of the above and the terms and conditions contained herein, hereby mutually agree upon the following terms and conditions.

     1. Duties. Employee shall perform the duties of Vice President & Controller or shall serve in such other capacity and with such other duties for Employer as Employer shall hereafter time to time prescribe. Employee shall perform all such duties with diligence and thoroughness. Employee shall be subject to and comply with all rules, policies, procedures, supervision and direction of Employer in all matters related to the performance of Employee's duties.
      2. Term of Employment. The term of employment shall be for a period of five (5) years, commencing on the Effective Date of this Agreement (the "Term"), unless terminated prior thereto in accordance with the provisions of this Agreement. The obligations of Employee under
Paragraphs 8 b), c), d), e), f), g), h), and i) shall continue to apply after the expiration of the Term for the time periods specified in these sections.
      3. Compensation. For the services to be performed hereunder, Employee shall be compensated by Employer at the rate of not less than One Hundred Eighty Thousand Dollars ($180,000) per year payable monthly, and in addition may receive awards under Employer's Cash Bonus Plan subject to the discretion of the senior management of Employer. Such compensation will be subject to review from time to time when salaries of other officers and managers of Employer are reviewed for consideration of increases therein.
     4. Participation in Benefit Programs. Employee shall be entitled to participate in any benefit programs generally applicable to officers of Employer adopted by Employer from time to time.
      5. Limitation on Outside Activities. Employee shall devote full employment energies, interest, abilities and time (except for personal investments) to the performance of obligations hereunder and shall not, without the written consent of the Chief Executive Officer of the Company, render to others any service of any kind or engage in any activity which conflicts or interferes with the performance of duties hereunder.
     6. Ownership of Employee's Inventions. All ideas, inventions, and other developments or improvements conceived by Employee, alone or with others, during the term of his employment, whether or not during working hours, that are within the scope of Employer's business operations or that relate to any of the Employer's work or projects, are the exclusive property of Employer.
Employee agrees to assist Employer, at its expense, to obtain patents on any such patentable ideas, inventions, and other developments, and agrees to execute all documents necessary to obtain such patents in the name of the Employer.
     7.   Termination.
          (a) Voluntary Termination. Employee may terminate this Agreement at any time by not less than one year's prior written notice to Employer. Employee shall not be entitled to any compensation from Employer for any period beyond Employee's actual date of termination.

          (b) Employer Right to Voluntary Termination. Employer shall be entitled, at its election and with or without cause, to terminate Employee's employment upon written notice to Employee. Employer shall continue to pay Employee at the rate and in the manner provided in Paragraph 3 above for a period after such notice of termination equivalent to three (3) months.

During the time Employee is being compensated in lieu of continued employment, the Employer shall have the right, at its  election, to a) relieve the Employee's duties effective the date of notice of termination, or b) to require the Employee to perform services from time to time on behalf of the Employer during such three (3) months.
          (c) Incapacity. If Employee is materially incapacitated from fully performing his duties Pursuant to this Agreement by reason of illness or other incapacity or by reason of any
statute,  law,  ordinance, regulation,   order,  judgement  or
decree,  Employer   may terminate  this  Agreement  by 30 days
written notice to Employee, but only in the event that such incapacity shall aggregate not less than ninety (90) days during any one year.


        8. Confidential Information, Trade Secrets, Limitations on Solicitation and Non-Compete Clause.
           (a) Employee shall receive, in addition to all regular compensation for services as described in Section 3 of the Employment Agreement, as additional consideration for signing this Employment Agreement and for agreeing to abide and be bound by the terms, provisions and restrictions of this Section 8, the following:
                (i)   an  award of such number of shares  of
Common Stock of Employer under the terms and conditions of the Employer's IBP Officer Long-Term Stock Plan and/or 1996 Officer Long-Term Stock Plan as shall be equal to an aggregate value of Two Hundred Thousand Dollars ($200,000)
                (ii)   a  grant  of options to  purchase  an
aggregate of One Thousand Six Hundred (1,600) shares of Common Stock of Employer under the terms and conditions of the Employer's IBP Stock Option Plan and each year on the annual grant date for stock options an annual option grant of options to purchase shares of Common Stock of the Employer under the terms and conditions of the Employer's Stock Option Plan which is equal to three times (3x) the annual option level of the Employee's officer-position band option level, provided that the Employee has been on the payroll, whether as an officer or otherwise, at least six months prior to the annual grant date; and
                (iii)  the  right  to receive  bonus  option
grants, pursuant to the terms and conditions made available by the Plans Administration Committee of Employer's Board of Directors, from the employer's stock option plans, upon the Employee's exercise of options granted to the Employee.

      (b) Employee recognizes that, as a result of his employment hereunder (and his employment, if any, with Employer for periods prior to the Effective Date), he has had  and  will  continue  to  have  access  to  confidential
information,   trade   secrets,   proprietary   information,
intellectual  property,  and  other  documents,  data,   and
information   concerning   methods,   processes,   controls,
techniques, formula, production, distribution, purchasing, financial analysis, returns and reports (in addition if Employee is involved with marketing, sales or procurement he has had and will continue to have access to lists of customers, suppliers, livestock vendors, and accounts, other sensitive information and data regarding the Employers customers, suppliers, vendors, services, sales, pricing, and costs which are highly confidential and constitute trade secrets or confidential business information) which is the property of and integral to the operations and success of Employer, and therefore agrees to be bound by the provisions of this Section 8, which Employee agrees and acknowledges to be reasonable and to be necessary to protect legitimate and important business interests and concerns of Employer.
           (c)  Employee agrees that he will not divulge  to
any  person, nor use to the detriment of Employer or any  of its subsidiaries, nor use in any business or process of manufacture competitive with or similar to any business or
process   of   manufacture  of  Employer  or  any   of   its
subsidiaries, at any time during the term of this  Agreement or thereafter, any of the Employer's trade secrets, without first obtaining the express written permission of Employer.
A trade secret shall include any formula, pattern, device or compilation of information used by Employer in its business.
For   purposes  of  this  Section  8,  the  compilation   of
information used by Employer in its business shall include, without limitation, the identity of customers and suppliers and information reflecting their interests, preferences, credit-worthiness, likely receptivity to solicitation for
participation   in   various   transactions   and    related
information  obtained during the course  of  his  employment with Employer.
           (d)   Employee agrees that at the time of leaving
the employ of Employer he will deliver to Employer, and not keep or deliver to anyone else, any and all notebooks, memoranda, documents and, in general, any and all materials relating to Employer's business, or constituting Employer's
property.   Employee  further  agrees  that  he  will   not,
directly  or indirectly, request or advise any customers  or
suppliers  of  employer  or  any  of  its  subsidiaries   to
withdraw,  curtail or cancel its business with  Employer  or any of its subsidiaries.
          (e)  During the term of Employee's employment with
the Employer and for a period of one (1) year from the earlier of 1) the termination of Employee's employment for any  reason whatsoever, or 2) the expiration of the Term (it is expressly acknowledged that this clause is intended to survive the expiration of the "Term"), Employee will not directly or indirectly, in the United States, participate in any Position, in any business in direct competition with the business of the Employer. The Term "Position" as used in this section shall include, without limitation, a partner, director, holder of more than 5% of the outstanding voting
shares,  principal,  executive,  officer,  manager  or   any
employment or consulting position. It is acknowledged and agreed that the scope of the clause as set forth above is essential, because 1) a more restrictive definition of "Position" (e.g. limiting it to the "same" position with a
competitor)   will   subject  the   Employer   to   serious,
irreparable   harm  by  allowing  competitors  to   describe
positions in ways to evade the operation of this clause, and substantially restrict the protection sought by Employer, and 2) by allowing the Employee to escape the application of this clause by accepting a position designated as a "lesser"
or "different" position with a competitor, the Employer is unable to restrict the Employee from providing valuable information to such competing company to the harm of the Employer.
            (f)    Employee   recognizes  that   he   posses
confidential information and trade secrets about other employees of Employer and its subsidiaries relating to their
education,   experience,  skills,  abilities,   salary   and
benefits, and interpersonal relationships with customers and
suppliers   of  Employer  and  its  subsidiaries.   Employee
recognizes that the information he possesses about these other employees is not generally known, is of substantial value to Employer in securing and retaining customers and suppliers, and was acquired by Employee because of his
business  position  with  Employer.   Employee  agrees  that
during  his employment hereunder, and for a period of  three
(3) years from the earlier of 1) the termination of Employee's employment for any reason whatsoever, or 2) the expiration of the Term (it is expressly acknowledged that this clause is intended to survive the expiration of the "Term"), Employee shall not, directly or indirectly, solicit or contact any employee or agent of Employer or any of its subsidiaries, with a view to inducing or encouraging such employee or agent to leave the employ of Employer or any of
its  subsidiaries,  for  the  purpose  of  being  hired   by
Employee, and employer affiliated with Employee, or any competitor of Employer or any of its subsidiaries. Employee agrees that he will not convey any such confidential information or trade secrets about other employees to anyone affiliated with Employee or to any competitor of Employer or any of its subsidiaries.
           (g) Employee acknowledges that the restrictions contained in this Section 8 are reasonable and necessary to protect Employer's interest in this agreement and that any breach thereof will result in an irreparable injury to Employer for which Employer has no adequate remedy at law. Employee therefore agrees that , in the event that Employee breaches any of the provisions contained in this Section 8, Employer shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining
order,   (ii)  preliminary and permanent injunctive  relief,
(iii) an equitable accounting of all profits or benefits arising out of such breach, and (iv) direct, incidental and
consequential  damages arising from such  breach.   Employee
agrees to reimburse Employer for all reasonable legal  fees, as well as costs of defense related to any actions taken by Employer to enforce Section8.
           (h) Employer and Employee have attempted to specify a reasonable period of time, a reasonable area and reasonable restrictions to which this Section 8 shall apply.
Employer   and   Employee  agree  that   if   a   court   or
administrative body should subsequently determine  that  the
terms   of  this  Section  8  are  greater  than  reasonable
necessary to protect Employer's interest, Employer agrees to
waive   those  terms  which  are  found  by   a   court   or
administrative body to be greater than reasonably  necessary to protect Employer's interest and to request that the court or  administrative body reform this Agreement  specifying  a
reasonable   period  of  time  and  such  other   reasonable
restrictions  as  the  court  or administrative  body  deems necessary.
          (i) Employee further agrees that this Section 8 is an integral part of this agreement, and that should a court fail or refuse to enforce the restrictions contained herein in the manner expressly provided in Sections 8(a) through 8(g) above, the Employer shall recover from Employee, and the court shall award as damages to the Employer, the consideration (or a pro-rata portion thereof to the extent these provisions are enforced but the time frame is reduced beyond that specified above) provided to and elected by Employee under the terms of Section 8(a) above (or the monetary  equivalent thereof), its cost and  its  reasonable attorney's fees.
      9. Modification. This Agreement contains all the terms and conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter of this Agreement shall be deemed to exist or
bind   either   of  the  parties  hereto,   except   for   a
confidentiality agreement between the parties dated December
26,  1978.   This Agreement cannot be modified except  by  a
writing signed by both parties.
      10.  Assignment.  This Agreement shall be binding upon
Employee,  his  heirs,  executors  and  assigns   and   upon
Employer, its successors and assigns.
      11.   Applicable  Law.   This Agreement  is  made  and
entered  into  in the State of South Dakota.  The  validity,
interpretation,   performance  and   enforcement   of   this
agreement shall be governed by the internal laws of said State of South Dakota, without giving effect to the conflict of laws provisions thereof.
      12.   Jurisdiction and Venue of Disputes.   The  South
Dakota First Judicial Circuit shall have jurisdiction and be the  venue of all disputes between the Company and Employee,
whether   such   disputes  arise  from  this  Agreement   or
otherwise.
     13. Severability. If, for any reason, any one or more of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
      IN WITNESS WHEREOF , the parties hereto have executed this Agreement effective as of the day and year first above written.

      EMPLOYEE ACKNOWLEDGES THAT HE/SHE HAS READ THE  ABOVE,
AND  HAS  BEEN ADVISED TO CONSULT WITH AN ATTORNEY PRIOR  TO
SIGNING.  EMPLOYEE AGREES TO THE TERMS AND CONDITIONS OF THE
EMPLOYEE AGREEMENT AS WRITTEN ABOVE.


                        ____________________________________
                                     (Employee)

                        ____________________________________
                                       (Date)

     Accepted this ____ day of _________________, 19___.

                         IBP, inc.


                         By_________________________________